UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 22, 2016
 ______________________________________________________________
TerraForm Global, Inc.
(Exact name of registrant as specified in its charter)
 ______________________________________________________________

Delaware	001-37528	47-1919173
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

7550 Wisconsin Avenue, 9th Floor, Bethesda, Maryland 20814
(Address of principal executive offices, including zip code)

(240) 762-7700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

TerraForm Global, Inc. (the “Company”) and its advisors have been engaged in confidential discussions with a steering committee (the “Steering Committee”) of holders of TerraForm Global Operating, LLC’s 9.75% Senior Notes due 2022 (the “Notes”) and the Steering Committee’s advisors regarding a potential consent solicitation to holders of the Notes (a “Consent Solicitation”).

The Steering Committee have informed us that they represent in excess of 40% of the outstanding principal amount of the Notes and are part of a wider committee of holders beneficially owning in aggregate in excess of 60% of the outstanding principal amount of the Notes. In connection with these discussions and pursuant to certain confidentiality agreements, the Company agreed to publicly disclose the latest draft of any proposal from the Company regarding a Consent Solicitation, which draft is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K (the “Proposal”).

The members of the Steering Committee have communicated to us their intent to vote for a Consent Solicitation that reflects the Proposal, subject to agreement on definitive documentation, and their intent to recommend the Proposal to the wider committee of holders. Following indications of support from an appropriate number of the remaining holders, TerraForm Global Operating, LLC plans to launch a Consent Solicitation reflecting the Proposal.

In accordance with General Instruction B.2 of Form 8-K, the information contained in this Form 8-K is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Cautionary Note Regarding Forward-Looking Statements.

This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. These statements involve estimates, expectations, projections, goals, assumptions, known and unknown risks, and uncertainties and typically include words or variations of words such as “expect,” “anticipate,” “believe,” “intend,” “plan,” “seek,” “estimate,” “predict,” “project,” “goal,” “guidance,” “outlook,” “objective,” “forecast,” “target,” “potential,” “continue,” “would,” “will,” “should,” “could,” or “may” or other comparable terms and phrases. All statements that address operating performance, events, or developments that the Company or TerraForm Global Operating, LLC expect or anticipate will occur in the future are forward-looking statements. These include statements that address the plans of the Company or TerraForm Global Operating, LLC. Forward-looking statements provide the Company’s current expectations or predictions of future conditions, events, or results and speak only as of the date they are made. Although the Company believes its respective expectations and assumptions are reasonable, it can give no assurance that these expectations and assumptions will prove to have been correct and actual results may vary materially.

By their nature, forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Factors that might cause such differences include, but are not limited to, actions of third parties; developments with respect to the Company’s delayed filings of its Form 10-K for the fiscal year ended December 31, 2015 and delayed Form 10-Q filings with respect to the first and second quarters of 2016; our relationship with SunEdison, Inc. (“SunEdison”), including SunEdison’s bankruptcy filings and our reliance on SunEdison to perform under material intercompany agreements and to provide management and accounting services, project level operation and maintenance and asset management services, to maintain critical information technology and accounting systems and to provide our employees; departure of some or all of SunEdison’s employees that are dedicated to the Company; and our ability to operate our business efficiently, to operate and maintain our information technology, technical, accounting and generation monitoring systems, to manage and complete governmental filings on a timely basis, and to manage our capital expenditures. Many of these factors are beyond the Company’s control.

The Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions, factors, or expectations, new information, data, or methods, future events, or other changes, except as required by law. The foregoing list of factors that might cause results to differ materially from those contemplated in the forward-looking statements should be considered in connection with information regarding risks and uncertainties which are described in the Company’s Prospectus, dated July 31, 2015, and Forms 10-Q with respect to the second and third quarters of 2015, as well as additional factors it may describe from time to time in other filings with the Securities and Exchange Commission or incorporated herein. You should understand that it is not possible to predict or identify all such factors and, consequently, you should not consider any such list to be a complete set of all potential risks or uncertainties.

Item 9.01 Financial Statement and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1*	Company Proposal to Steering Committee

* Document furnished herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRAFORM GLOBAL, INC.

		By:	/s/ Rebecca Cranna
Date:	August 22, 2016	Name:	Rebecca Cranna
		Title	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1*	Company Proposal to Steering Committee

* Document furnished herewith